Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions. Exhibit 10.2 AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 2 2. AMENDMENT/MODIFICATION NO. P00008 3. EFFECTIVE DATE See Block 16C 4. REQUISITION/PURCHASE NO. 5. PROJECT NO. (If applicable) 6. ISSUED BY CODE ASPR-BARDA 7. ADMINISTERED BY (If other than Item 6) CODE ASPR-BARDA ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201 ASPR-BARDA 200 Independence Ave., S.W. Room 638-G Washington DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., Street, county, State and ZIP Code) (x) 9A. AMENDMENT OF SOLICITATION NO. EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. EMERGENT PRODUCT DEVELOPMENT GAITHE 300 PROFESSIONAL DR # 100 GAITHERSBURG MD 208793419 9B. DATED (SEE ITEM 11) (x) 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201600030C 10B. DATED (SEE ITEM 13) CODE 1365869 FACILITY CODE 09/30/2016 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers  is extended,  is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: X D. OTHER (Specify type of modification and authority) FAR 43.103 (a) Mutual Agreement of the Parties E. IMPORTANT: Contractor is not, is required to sign this document and return ________1_____ copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Tax ID Number: [**] DUNS Number: [**] The purpose of this modification is to modify ARTICLE C.1 STATEMENT OF WORK and SECTION J LIST OF ATTACHMENTS. Funds Obligated Prior to this Modification: $722,692,203 Funds Obligated with Mod #8: $ 0 Total Funds Obligated to Date: $722,692,203 Expiration Date: September 29, 2021 (Unchanged) Period of Performance: 09/30/2016 to 09/29/2021 Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER (Type or print) Kelly Warfield VP, Vaccines R&D 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) SABRINA J. MCINTYRE

15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign) 15C. DATE SIGNED Mar 18, 2021 16B. UNITED STATES OF AMERICA Sabrina J. Mcintyre -S (Signature of Contracting Officer) 16C. DATE SIGNED Previous edition unusable STANDARD FORM 30 (REV. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243 Electronically signed by: Kelly Warfield Reason: I approve this document Date: Mar 18, 2021 09:10 EDT Digitally signed by Sabrina J. Mcintyre -S Date: 2021.03.22 17:57;58-04’00’

HHSO100201600030C P00008 Page 3 SECTION C – DESCRIPTION/SPECIFICATIONS/WORK STATEMENT ARTICLE C.1. STATEMENT OF WORK Independently and not as an agent of the Government, the Contractor shall furnish all the necessary service, qualified personnel, material, equipment, and facilities not otherwise provided by the Government as needed to perform the Statement of Work set forth in SECTION J – List of Attachments, attached hereto and made a part of the contract. SECTION J – LIST OF ATTACHMENTS is hereby modified as follows: 1. Statement of Work, dated March 11, 2021, 10 pages All other terms and conditions of this contract remain unchanged. End of Modification #8

Page 1 ATTACHMENT 1: STATEMENT OF WORK NEXT GENERATION ANTHRAX VACCINE RFP 16-100-SOL-0015 AV7909 Anthrax Vaccine 1.0 Contractual Statement of Work Preamable to the Statement of Work Independently and not as an agent of the Government, the Contractor shall be required to furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government, as needed to perform the Statement of Work submitted in response to RFP 16-100-SOL-00015. 1.1 Scope The scope of work for this contract includes AV7909 development activities through licensure that fall into the following areas: program management, nonclinical, clinical, regulatory, and chemistry, manufacturing, and controls (CMC). The scope of work also includes activities to support post-marketing requirements. 1.2 Objective The objective of this Statement of Work (SOW) is to conduct all necessary activities to advance the development of AV7909 through Biologics License Application (BLA) submission and approval and post-marketing requirements. Activities to meet the objective of this SOW fall in seven separate contract line item number (CLIN): • CLIN 0001 – Approval of Emergency Use Authorization (EUA), licensure, approval, and clearance of product through the FDA (Base) • CLIN 0001A – Conduct of a Phase 2 clinical [**] study or other studies required by the FDA [**] (Option) • CLIN 0012 – Include [**] the Phase 2 clinical [**] study and qualify a redundant contract filler (Base) • CLIN 0002 – Initial purchase, storage, and delivery of product (Base) • CLIN 0003 – Phase 4 post marketing requirements (Option) • CLIN 0004 – Surge Capacity-Additional procurement of product (Option) • CLIN 0006 – Surge Capacity- Additional procurement of product (Option) 1.3 CLIN 0001 - Approval of Emergency Use Authorization (EUA), licensure, approval, and clearance of product through the FDA (Base) This section identifies representative tasks and sub-tasks for CLIN 0001 with associated WBS code for each task or subtask.

Page 2 [**] Program Management Emergent shall provide program management activities. The activities shall include but are not limited to: • Identification of and management to, distinct stages of the product development pathway that are gates for Go/No Go decisions for advancing to the next stage of the Integrated Product Development Plan. • Establishment of and tracking of milestones and timelines for the initiation conduct, and completion of product development activities for each stage with a budget ( in direct costs) linked to each stage. • Ongoing evaluation of qualitative and quantitative criteria and accompanying data used to assess the scientific merit and technical feasibility of proceeding to the next stage of product development. • Maintaining and managing staff (in-house and contracted) to assure the necessary expertise and dedicated effort to perform the work. • Directing and overseeing subcontractors and consultants to assure successful performance of planned activities within the cost and schedule constraints of the contract. • Conducting performance measurement that shall include establishing an initial plan; defining measurable parameters; defining how these parameters relate to cost and schedule impacts; their approach in providing a detailed schedule that generates a critical path for the project; and a description of the cost-accounting system used or intended to be used based on budget estimates to monitor all costs related to the contract award for both Emergent and subcontractors on a real time basis. • Manage contract activities in accordance with Earned Value Management. In this regard, Emergent shall: ○ Provide an Integrated Master Project Plan (including tabular and Gantt forms) to BARDA that clearly indicates the critical path to support product approval. The Integrated Master Project Plan shall outline key, critical path milestones, with “Go/No-Go” decision criteria and a contract Work Breakdown Structure ( due within 90 days of contract award with updates as requested by the Contracting Officer’s Representative(COR). ○ Submit an updated Integrated Master Schedule in an approved format. ○ Use principles of Earned Value Management System (EVMS) in the management of this contract. ○ Submit a plan for a Performance Measurement Baseline Review (PMBR) electronically via email to the Contracting Officer (CO) and COR for a PBMR to occur within 90 days of contract award. • Develop and maintain a risk management plan. • Participate in regular meetings to coordinate and oversee the contracting effort.

Page 3 [**] Non-Clinical Toxicology Emergent shall conduct safety and toxicology of AV7909 using animal models following Good Laboratory Practice guidelines (GLP: as defined in the U.S. Code of Federal Regulations, 21CFR Part 58), as appropriate. The activities shall include but are not limited to: • [**] [**] Non-Clinical Efficacy Emergent shall conduct efficacy, pharmacokinetics/pharmacodynamics, bioavailability, solubility, formulation, dose, route and schedule of the medical countermeasure using both in vitro and animal models following Good Laboratory Practice guidelines (GLP: as defined in the U.S. Code of Federal Regulations, 21 CFR Part 58), as appropriate. The activities shall include but are not limited to: • [**] [**] Clinical Evaluation Emergent shall design and conduct Phase 2 and Phase 3 clinical studies in accordance with all Federal regulations and Good Clinical Practice (GCP) guidelines. The activities shall include but are not limited to: • [**] [**] Regulatory Activities Emergent shall conduct all required regulatory activities to support submission of BLA licensure for AV7909. The activities shall include but are not limited to: • [**] [**] – Chemistry and Manufacturing Controls (CMC) Emergent shall complete the manufacturing activities necessary to support BLA submission. The activities shall include but are not limited to: ○ [**] 1.4 CLIN 0001A – Conduct of a Phase 2 clinical [**] study or other studies required by the FDA [**] (Option) This section identifies representative tasks and sub-tasks for CLIN 0001A with associated WBS code for each task or subtask. [**] Program Management

Page 4 Emergent shall provide program management activities. The activities shall include but are not limited to: • Identification of and management to, distinct stages of the product development pathway that are gates for Go/No Go decisions for advancing to the next stage of the Integrated Product Development Plan. • Establishment of and tracking of milestones and timelines for the initiation conduct, and completion of product development activities for each stage with a budget ( in direct costs) linked to each stage. • Ongoing evaluation of qualitative and quantitative criteria and accompanying data used to assess the scientific merit and technical feasibility of proceeding to the next stage of product development. • Maintaining and managing staff (in-house and contracted) to assure the necessary expertise and dedicated effort to perform the work. • Directing and overseeing subcontractors and consultants to assure successful performance of planned activities within the cost and schedule constraints of the contract. • Conducting performance measurement that shall include establishing an initial plan; defining measurable parameters; defining how these parameters relate to cost and schedule impacts; their approach in providing a detailed schedule that generates a critical path for the project; and a description of the cost-accounting system used or intended to be used based on budget estimates to monitor all costs related to the contract award for both Emergent and subcontractors on a real time basis. • Manage contract activities in accordance with Earned Value Management. In this regard, Emergent shall: ○ Provide an Integrated Master Project Plan (including tabular and Gantt forms) to BARDA that clearly indicates the critical path to support product approval. The Integrated Master Project Plan shall outline key, critical path milestones, with “Go/ No Go” decision criteria and a contract Work Breakdown Structure (due within 90 days of contract award with updates as requested by the Contracting Officer’s Representative(COR). ○ Submit an updated Integrated Master Schedule in an approved format. ○ Use principles of Earned Value Management System (EVMS) in the management of this contract. ○ Submit a plan for a Performance Measurement Baseline Review (PMBR) electronically via email to the Contracting Officer (CO) and COR for a PBMR to occur within 90 days of contract award. • Develop and maintain a risk management plan. • Participate in regular meetings to coordinate and oversee the contracting effort. [**] Clinical Evaluation Emergent shall design and conduct a Phase 2 clinical study in accordance with all Federal regulations and Good Clinical Practice (GCP) guidelines unless other studies are required by the FDA [**]. The activities shall include, but are not limited to:

Page 5 • [**] – AVA.214 Phase 2 [**] Study [**] – Chemistry and Manufacturing Controls (CMC) Emergent shall complete the manufacturing activities necessary to support AVA.214 Phase 2 [**] Study. The activities below are specific to conducting a Phase 2 [**] clinical study. If the FDA requires an alternate strategy for [**], the activities below may no longer be applicable. Upon new guidance from the FDA, Emergent will update the SOW accordingly. • [**] 1.5 CLIN 0012 – Include [**] the Phase 2 clinical [**] study and [**] contract filler (Base) This section identifies representative activities of CLIN 0012 associated with CLIN000l subtask [**] – AVA.210 Phase 2 [**] and [**] Chemistry and Manufacturing Controls: • [**] 1.6 CLIN 0002 – Initial purchase, storage. and delivery of product (Base) Under the Base Period funding Emergent shall manufacture, fill, and deliver 3,000,000 doses procured in fiscal year 2019 as an initial procurement to the Strategic National Stockpile (SNS). Emergent is approved to use management reserve funding for shipping costs associated with these deliveries. 1.7 CLIN 0003 – Phase 4 post marketing requirements (Option) [**]. Program Management Emergent shall provide program management activities. The activities shall include but are not limited to: • Identification of and management to, distinct stages of the product development pathway that are gates for Go/No Go decisions for advancing to the next stage of the Integrated Product Development Plan. • Establishment of and tracking of milestones and timelines for the initiation conduct, and completion of product development activities for each stage with a budget ( in direct costs) linked to each stage. • Ongoing evaluation of qualitative and quantitative criteria and accompanying data used to assess the scientific merit and technical feasibility of proceeding to the next stage of product development. • Maintaining and managing staff (in-house and contracted) to assure the necessary expertise and dedicated effort to perform the work. • Directing and overseeing subcontractors and consultants to assure successful performance of planned activities within the cost and schedule constraints of the contract.

Page 6 • Conducting performance measurement that shall include establishing an initial plan; defining measurable parameters; defining how these parameters relate to cost and schedule impacts; their approach in providing a detailed schedule that generates a critical path for the project; and a description of the cost-accounting system used or intended to be used based on budget estimates to monitor all costs related to the contract award for both Emergent and subcontractors on a real time basis. • Manage contract activities in accordance with Earned Value Management. In this regard, Emergent shall: ○ Provide an Integrated Master Project Plan (including tabular and Gantt forms) to BARDA that clearly indicates the critical path to support product approval. The Integrated Master Project Plan shall outline key, critical path milestones, with “Go/No Go” decision criteria and a contract Work Breakdown Structure (due within 90 days of contract award with updates as requested by the Contracting Officer’s Representative(COR). ○ Submit an updated Integrated Master Schedule in an approved format. ○ Use principles of Earned Value Management System (EVMS) in the management of this contract. ○ Submit a plan for a Performance Measurement Baseline Review (PMBR) electronically via email to the Contracting Officer (CO) and COR for a PBMR to occur within 90 days of contract award. • Develop and maintain a risk management plan. • Participate in regular meetings to coordinate and oversee the contracting effort. [**] 1.8 CLIN 0004 through 11 – Surge Capacity – Additional procurement of product (Option) Emergent shall deliver up to 25 million dose regimens (equivalent to 50 million doses of AV7909). This option may be triggered after EUA pre-authorization approval by FDA, which is currently linked to release of PPQ lots, and deliveries will start within [**] after trigger. Under CLIN 0004, Emergent shall manufacture, fill, and deliver 10,263,000 doses procured in fiscal year 2019 as an initial procurement to the Strategic National Stockpile (SNS). [**]. Under CLIN 0006 Emergent shall manufacture, fill, and deliver 10,000,000 doses procured from August 1, 2020 through July 31, 2021, as an additional procurement to the SNS. [**]. For CLINs 0004 and 0006, BARDA may accept [**] shall be calculated as [**]% of the number of delivered [**]. For delivery to the SNS, Emergent shall comply with the relevant associated activities and deliverables as outlined in the Quality Agreement (attached) as signed by Emergent, BARDA, and the SNS. Emergent shall provide appropriate documentation to BARDA for quality assurance of the final drug product delivered to the SNS and invoice appropriately. 1.9 Reporting Requirements and Deliverables Reports

Page 7 As part of the work to be performed under this contract, Emergent will prepare and deliver the following reports throughout the period of performance. Monthly Technical Progress Reports On the fifteenth (15) day of each month for the previous calendar month, Emergent will submit to the COR and the CO a Technical Progress Report covering the previous calendar month. The first reporting period consists of the first full month of performance plus any fractional part of the initial month. Thereafter, the reporting period will consist of each calendar month. The frequency of Technical Progress Reporting will be determined by the CO and COR during negotiations of the contract. The format and type of Technical Progress Report and Executive Summary will be provided by the COR. The Technical Progress Reports will summarize progress for the reporting period, such as: management and administrative updates, technical progress, issues, proposed work, manufacturing and supply chain management, and a summary of invoices. A Technical Progress Report will not be required for the period when the same month Annual Progress Reports or a Final Report are due. Emergent will submit one copy of the Technical Progress Report electronically via e-mail to the CO and COR. Annual Progress Reports On the thirtieth (30th) calendar day following the last day of each reporting period, Emergent will submit to the COR and the CO an Annual Progress Report. The first reporting period consists of the first full year of performance plus any fractional part of the initial year. Thereafter, the reporting period shall consist of each calendar year. Annual Progress Reports will summarize progress for the reporting period, such as: management and administrative updates, technical progress, issues, proposed work, manufacturing and supply chain management, and a summary of invoices. An Annual Progress Report will not be required for the period when the Final Technical Progress Report is due. Draft Final Report and Final Report Emergent will submit the Draft Final Progress Report forty-five (45) calendar days prior to the expiration date of the contract and the Final Progress Report on or before the expiration date of the contract. These reports will include a summation of the work performed and results obtained for execution of various studies or technical work packages during the entire contract period of performance. This report will be in sufficient detail to describe comprehensively the results achieved. An electronic copy of the Draft Final Report and Final Report will be submitted to the COR and CO. FDA Regulatory Agency Correspondence. Meeting Summaries, and Submissions With regard to interactions with the FDA, Emergent shall: • Forward the initial draft minutes to BARDA within five business days of any formal meeting with the FDA or other regulatory agency, and forward the final minutes when available.

Page 8 • Forward the initial draft minutes to BARDA within five business days of any informal meeting with the FDA or other regulatory agency, and forward the final minutes when available and if applicable. • Forward the dates and times of any meeting with the FDA and other regulatory agencies to BARDA as soon as the meeting times are known and make arrangements for appropriate BARDA staff to attend the meetings. • Provide BARDA the opportunity to review and comment upon any documents to be submitted to the FDA or other regulatory agency. Emergent will provide BARDA with five (5) business days in which to review and provide comments prior to Emergent’s submission to the FDA. Emergent will notify the COR and CO within 24 hours of all FDA arrivals to conduct site visits/audits by any regulatory agency and provide the USG with an exact copy (non-redacted) of the FDA Form 483 and the Establishment Inspection Report (EIR). Emergent will provide the COR and CO copies of the plan for addressing areas of non-conformance to FDA regulations for Good Laboratory Practice (GLP) guidelines as identified in the audit report, status updates during the plans execution, and a copy of all final responses to the FDA. Emergent will also provide redacted copies of any FDA audits received from subcontractors that occur as a result of this contract or for this product. Emergent will make arrangements with the COR for the appropriate BARDA representative(s) to be present during the final debrief by the regulatory inspector.

Page 1 Key Deliverables A summary of Key Deliverables for this contract follow No. Deliverable Description Due Date 01 Monthly Progress Report Shall include a description of the activities during the reporting period and the activities planned for the ensuing reporting period. The first reporting period consists of the first full month of performance plus any fractional part of the initial month. Thereafter, the reporting period shall consist of each calendar month. Due on or before the 15th day of each month following the end of each reporting period. Monthly progress reports are not required in the same month Annual Progress reports or a Final Report are due. 02 Annual Progress Report Shall include a summation of the activities during the reporting period, and the activities planned for the ensuing reporting period. The first reporting period consists of the first full year of performance plus any fractional part of the initial year. Thereafter, the reporting period shall consist of each calendar year. Due on or before the 30th calendar day following the end of each reporting period. 03 Draft Final Progress Report To include a summation of the work performed and results obtained for execution of various studies or technical work packages during entire contract period of performance. Shall be in sufficient detail to describe comprehensively the results achieved. Due 45 Calendar days prior to the expiration date of the contract. 04 Final Progress Report To include a summation of the work performed and results obtained for execution of various studies or technical work packages during entire contract period of performance. Shall be in sufficient detail to describe comprehensively the results achieved. Due on/before the expiration date of the contract. 05 FDA/Regulatory Agency Correspondence and Meeting Minutes The Contractor shall forward initial draft minutes and final draft minutes of any formal or informal meeting with the FDA or other regulatory agency. The contractor shall forward the dates and times of any meeting with the FDA and other regulatory agencies as soon as the meeting times are known and make arrangements for appropriate BARDA staff to attend the meetings. The Contractor shall provide BARDA the opportunity to review and comment upon any documents to be submitted to the FDA or other regulatory agency. The Contractor shall forward SOPs upon request from the COR. The contractor shall notify the COR and CO within 24 hours of all FDA arrivals to conduct site visits/audits by any regulatory agency, and provide copies of any associated reports, documentation, or communication. Due within 5 business days of each meeting for Contractor’s minutes, upon receipt of minutes from FDA/ regulatory agency, and upon request from the COR or Co-COR. 06 Integrated Master Project Plan (Critical Path Milestones, Work The contractor shall provide an Integrated Master Plan (including tabular and Gantt forms) to BARDA that clearly indicates the critical path to annual deliverables (key, Due within 90 days of contract award. Updates are due as requested by the COR or Co- COR.

Page 2 No. Deliverable Description Due Date Breakdown Structure, Risk Mitigation Plan/ Matrix) critical path milestones, with “Go/No Go” decision criteria) and Work Breakdown Structure (WBS) elements that shall be discernable and consistent. The contractor shall develop and maintain a risk management plan that highlights potential problems and/or issues that may arise during the life of the contract, their impact on cost, schedule and performance, and appropriate remediation plans. 07 Technology Packages Technology packages developed under the contract that includes complete protocols must be submitted at the request of the BARDA COR. Due upon request from the COR or Co-COR. 08 Experimental Protocols The Contractor shall submit to the COR all study/experiment/test plans, designs, and protocols prior to execution for BARDA approval or upon request by the COR or Co- COR when required. Due upon request from the COR or Co-COR. 09 Annual/Final Invention Report All reports and documentation required by FAR Clause 52.227-11, Patent Rights- Ownership by the Contractor, including, but not limited to, the invention disclosure report, the confirmatory license, and the Government support certification. If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the CO. Annual Invention Report Due on or before the 30th calendar day after the completion of each reporting period. Final Invention Report due on or before the expiration of the contract. 10 Publications Any manuscript or scientific meeting abstract containing data generated under this contract must be submitted to COR for review prior to submission. Due within 30 calendar days for manuscripts prior to publication and 15 calendar days for abstracts. 11 Press Releases The Contractor agrees to accurately and factually represent the work conducted under this contract in all press releases. The Contractor shall ensure the CO has received and approved an advanced copy of any press release not less than five (5) business days prior to the issuance of any potential press release. Reports/Notices due for approval to the CO not less than five (5) business days prior to the issuance of any potential press release. 12 Security Report The contractor shall report to the government any activity or incident that is in violation of established security standards or indicates the loss or theft of government products Due within 24 hours after occurrence of an activity or incident. 13 Earned Value Management System Requirements Subject to the requirements under FAR 52.234-4 Earned Value Management System, the Contract shall use principles of Earned Value Management System (EVMS) in the management of this contract (include this plan as part of the monthly, annual, and final reports). The Contractor shall also submit a Performance Measurement Baseline Review As detailed in Section F.3.2 Subpart F.

Page 3 No. Deliverable Description Due Date plan electronically via email to the CO and COR for a PMBR to occur within 90 days of contract award, and an Integrated Master Schedule electronically via email as outlined in a format agreed upon by BARDA to the COR and CO. The Offeror shall deliver an Earned Value Contract Performance Report on a monthly basis.

Milestone # WBS # Milestone Deliverables Summary (Details as specified in the Deliverables) Quantity Estimated Completion Date CLIN 0001 & CLIN 0012 1 [**] [**] [**] 1 Electronic Copy to Contract Officer Representative (COR); 1 Electronic Copy to Contracting Officer (CO) [**] 2 [**] [**] [**] See Above [**] 3 [**] [**] [**] See Above [**] 4 [**] [**] [**] See Above [**] 5 [**] [**] [**] See Above [**] 8 [**] [**] [**] See Above [**] 9 [**] [**] [**] See Above [**] 10 [**] [**] [**] See Above [**] 11 [**] [**] [**] See Above [**] 12 [**] [**] [**] See Above [**] CLIN 0002 16 - Completion of delivery of 3 million doses of AV7909 Delivery of 3 million doses of AV7909 See Above [**]